Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations
Discontinued operations

On December 31, 2008, the Group signed an agreement to sell part of its traditional investments business in Asset Management to Aberdeen. The transaction was completed with the final closing on July 1, 2009. As part of the sale of the business, the Group purchased certain assets in the amount of CHF 114 million in the first quarter of 2010 in accordance with contractual obligations and recognized losses of CHF 19 million that were included in discontinued operations in 2010. The remaining balance of the assets purchased in the first quarter of 2010 was sold, or matured in the first quarter of 2011.

The results of operations of the business sold have been reflected in income/(loss) from discontinued operations in the consolidated statements of operations for all periods presented. The assets and liabilities of the business sold have been presented as assets of discontinued operations held-for-sale and liabilities of discontinued operations held-for-sale, respectively, in the consolidated balance sheet beginning in the fourth quarter of 2008. Assets and liabilities are reclassified as held-for-sale in the period in which the disposal determination is made, and prior periods are not reclassified.

Income/(loss) from discontinued operations
in	2011	2010	2009

Income/(loss) from discontinued operations (CHF million)

Net revenues	–	(19)	56

Total expenses	–	0	(167)

Income/(loss) from discontinued operations before taxes	–	(19)	(111)

Gain on disposal	–	0	261	[1]

Income tax expense/(benefit)	–	0	(19)

Income/(loss) from discontinued operations, net of tax	–	(19)	169

1 Represents net gains from the deconsolidation of subsidiaries. The Group did not retain any investment in the former subsidiaries.